                 CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF

                       AIM INTERNATIONAL CORE EQUITY FUND

                         Supplement dated June 12, 2003
                    to the Prospectus dated December 2, 2002


The Board of Trustees of AIM Advisor Funds ("Seller") approved, on June 11, 2003, an Agreement and Plan of Reorganization (the "Plan") pursuant to which AIM International Core Equity Fund ("Selling Fund"), a series of Seller, would transfer all of its assets and liabilities to INVESCO International Blue Chip Value Fund ("Buying Fund"), a series of INVESCO International Funds, Inc. (formerly INVESCO Global & International Funds, Inc.) (the "Reorganization"). As a result of the Reorganization, shareholders of Selling Fund would receive shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund would cease operations.

INVESCO Funds Group, Inc. ("INVESCO") serves as the investment advisor to Buying Fund and A I M Advisors, Inc. ("AIM") serves as the investment advisor to Selling Fund. Both investment advisors are wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company. The Reorganization is part of an integration initiative announced on March 27, 2003, by AMVESCAP, with respect to its North American mutual fund operations.

One component of AMVESCAP's integration initiative is the rationalization and streamlining of the various funds within The AIM Family of Funds--Registered Trademark--(R) and the INVESCO Family of Funds. In that regard, AMVESCAP has undertaken an extensive review of these funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete in the same space for shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Reducing the number of funds both within The AIM Family of Funds--Registered Trademark-- and the INVESCO Family of Funds will allow AIM and INVESCO to concentrate on managing their core products.

In AMVESCAP's view, INVESCO has best developed the expertise and resources for managing funds with an investment objective and strategies similar to those of Selling Fund and should therefore manage the combined fund. AMVESCAP's belief is that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale.

The Board of Trustees of Seller (the "Board"), including the independent trustees, has determined that the Reorganization is in the best interests of Selling Fund and that the interests of the shareholders of Selling Fund will not be diluted as a result of the Reorganization.

The investment objectives of Selling Fund and Buying Fund are similar. The investment objective of Selling Fund is high total return. The investment objective of Buying Fund is total return.

The Plan requires approval of Selling Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or around October 28, 2003. If the Plan is approved by shareholders of Selling Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

It is anticipated that Selling Fund will be closed to new investors during the fourth quarter of 2003.



Effective July 1, 2003, the following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 4 of the prospectus:

         "The fund is managed on a day-to-day basis by INVESCO Global Asset Management (N.A.), Inc., which serves as sub-advisor to the fund. When we refer to team management without naming individual portfolio managers, we mean a system by which a senior investment policy group sets country-by-country allocation of fund assets and risk controls, while individual country specialists select individual securities within those allocations."

Effective on or about August 18, 2003, the following information replaces in its entirety the information appearing under the heading "PURCHASING SHARES - MINIMUM INVESTMENTS PER AIM FUND ACCOUNT" on page A-3 of the Prospectus:

"There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                       INITIAL                     ADDITIONAL
TYPE OF ACCOUNT                                      INVESTMENTS                  INVESTMENTS
---------------                                      -----------                  -----------

Employer-Sponsored Retirement Plans               $     0 ($25 per AIM Fund            $50
(includes section 401, 403 and 457 plans,          investment for salary
and SEP, SARSEP and SIMPLE IRA plans)              deferrals from Employer-
                                                   Sponsored Retirement
                                                   Plans)
Systematic Purchase Plan                               50                               50
IRA, Roth IRA, or Coverdell ESA                       250                               50
All other accounts                                  1,000                               50

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000."

                       AIM INTERNATIONAL CORE EQUITY FUND
                              AIM REAL ESTATE FUND

                    (SERIES PORTFOLIOS OF AIM ADVISOR FUNDS)

                         Supplement dated June 12, 2003
      to the Statement of Additional Information dated December 2, 2002 as supplemented January 24, 2003, February 14, 2003, May 2, 2003 and May 29, 2003


The following information replaces in its entirety the eighth paragraph under the heading "INVESTMENT ADVISORY AND OTHER SERVICES - INVESTMENT ADVISOR" on page 29 of the Statement of Additional Information:

                  "AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board of Trustees. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."


The following information is added at the beginning of the section appearing under the heading "TRUSTEES AND OFFICERS - OTHER OFFICERS" in Appendix B in the Statement of Additional Information:

"Kevin M. Carome(3) - 1956          2003   Director, Senior Vice President and General      N/A"
Senior Vice President                      Counsel, A I M Management Group Inc.
                                           (financial services holding company) and
                                           A I M Advisors, Inc.; and Vice President,
                                           A I M Capital Management, Inc.,
                                           A I M Distributors, Inc. and A I M Fund
                                           Services; Director, Vice President and General
                                           Counsel, Fund Management Company

                                           Formerly:  Senior Vice President and General
                                           Counsel, Liberty Financial Companies, Inc.;
                                           and Senior Vice President and General Counsel,
                                           Liberty Funds Group, LLC

The following information is added at the end of the section appearing under the heading "TRUSTEES AND OFFICERS - OTHER OFFICERS" in Appendix B in the Statement of Additional Information:

                                    2003   Vice President, A I M Advisors, Inc.; and Vice   N/A"
"Nancy L. Martin(5) - 1957                 President and General Counsel, A I M Capital
Secretary                                  Management, Inc.

----------

(3)  Mr. Carome became Senior Vice President of the Trust on May 13, 2003.

(5)  Ms. Martin became Secretary of the Trust on April 1, 2003.